UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☒	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Select Water Solutions, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V62403-P27163 Your Vote Counts! SELECT WATER SOLUTIONS, INC. 1820 N. I-35 GAINESVILLE, TX 76240 SELECT WATER SOLUTIONS, INC. 2025 Annual Meeting Vote by May 1, 2025 11:59 PM ET You invested in SELECT WATER SOLUTIONS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 2, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the materials by requesting prior to April 18, 2025. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 2, 2025 1:00 PM Central Time 1820 N. I-35 Gainesville, TX 76240 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.ProxyVote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to obtain the proxy materials and vote on these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V62404-P27163 Voting Items Board Recommends 1. To elect eight director nominees to the Board of Directors of Select Water Solutions, Inc.: Nominees: 1a. Gayle L. Burleson For 1b. Richard A. Burnett For 1c. Bruce E. Cope For 1d. Luis Fernandez-Moreno For 1e. Robin H. Fielder For 1f. Timothy A. Roberts For 1g. John D. Schmitz For 1h. Douglas J. Wall For 2. To ratify the appointment, by the Audit Committee of the Board, of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2025. For 3. To conduct a non-binding, advisory vote to approve Named Executive Officer compensation. For NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.